UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2010

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Del Monte Foods Company (the “Company”) is reaffirming its guidance for fiscal 2011 EPS and cash flow as provided on June 10, 2010. However, in light of a challenging macro environment, the Company now expects to shift some expected marketing spending to trade promotion, slightly reducing fiscal 2011 expected net sales growth. Specifically, the Company now expects net sales for fiscal 2011 to be 2% to 4% above fiscal 2010 net sales, as compared to its previously announced guidance of 3% to 4%. Because the Company will be providing this revised fiscal 2011 net sales guidance during its Investor Day being held on July 13, 2010, the Company is furnishing this guidance under this Item 7.01.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing paragraph contains forward-looking statements related to fiscal 2011 expected operating results. Such forward-looking statements convey management’s expectations as to the future based on plans, estimates and projections as of July 13, 2010. Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement.

Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others: competition, including pricing and promotional spending levels by competitors; the Company’s ability to maintain or increase prices and persuade consumers to purchase its branded products versus lower-priced branded and private label offerings; shifts in consumer purchases to lower-priced or other value offerings, particularly during economic downturns; the Company’s ability to implement productivity initiatives to control or reduce costs; cost and availability of inputs, commodities, ingredients and other raw materials, including without limitation, energy (including natural gas), fuel, packaging, fruits, vegetables, tomatoes, grains (including corn), sugar, spices, meats, meat by-products, soybean meal, water, fats, oils and chemicals; logistics and other transportation-related costs; sufficiency and effectiveness of marketing and trade promotion programs; the Company’s ability to launch new products and anticipate changing pet and consumer preferences; performance of the Company’s pet products business and packaged produce sales; the Company’s debt levels and ability to service its debt and comply with covenants; the failure of the financial institutions that are part of the syndicate of the Company’s revolving credit facility to extend credit to us; product distribution; the loss of significant customers or a substantial reduction in orders from these customers or the financial difficulties, bankruptcy or other business disruption of any such customer; industry trends, including changes in buying, inventory and other business practices by customers; hedging practices and the financial health of the counterparties to the Company’s hedging programs; currency and interest rate fluctuations; changes in, or the failure or inability to comply with U.S., foreign and local governmental regulations, including packaging and labeling regulations, environmental regulations and import/export regulations or duties; impairments in the book value of goodwill or other intangible assets; strategic transaction endeavors, if any, including identification of appropriate targets and successful implementation; adverse weather conditions, natural disasters, pestilences and other natural conditions that affect crop yields or other inputs or otherwise disrupt operations; contaminated ingredients; allegations that the Company’s products cause injury or illness, product recalls and product liability claims and other litigation; reliance on certain third parties, including co-packers, the Company’s broker, and third-party distribution centers or managers; any disruption to the Company’s manufacturing or supply chain, particularly any disruption in or shortage of seasonal pack; pension costs and funding requirements; risks associated with foreign operations; protecting the Company’s intellectual property rights or intellectual property infringement or violation claims; failure of information technology systems; transformative plans; general economic and business conditions; and other factors.

These factors and other risks and uncertainties are described in more detail in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K.

Readers are cautioned not to place undue reliance on the forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: July 13, 2010	By:	/s/ James Potter
	Name:	James Potter
	Title:	Secretary

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